EXHIBIT 10.42


                                SECOND AMENDMENT
                                       TO

                                CREDIT AGREEMENT
                                   (TERM LOAN)

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (Term Loan) ("AMENDMENT AGREEMENT") is made May 23, 2000, to be effective as of the Effective Date ,by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as Co-Lead Arranger, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), St. Paul Bank for Cooperatives ("ST. PAUL Bank"), as Co-Lead Arranger, and the Syndication Parties signatory hereto, including CoBank and St. Paul Bank in such capacity (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank, and the Syndication Parties entered into a Credit Agreement (Term Loan) (as amended, the "CREDIT AGREEMENT") dated as of June 1, 1998.

         B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Term Loan) effective as of May 31, 1999 ("FIRST AMENDMENT").

         C. CoBank is the successor by merger to the interests and obligations of St. Paul Bank under the Credit Agreement.

         D. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         2.1 The amount of the Fin-Ag, Inc. loan exception set forth in Section 10.6(d) is increased from $60,000,000 to $75,000,000.

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4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

5. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 25, 2000 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.

6. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

7. GENERAL PROVISIONS.

         7.1 Borrower agrees to execute such additional documents as the Administrative Agent may require to carry out or evidence the purposes of this Amendment Agreement.

         7.2 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each other Loan Document are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.

8. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Credit Agreement (Term Loan) to be executed by their duly authorized officers as of the Effective Date.

                                       BORROWER:

                                       CENEX HARVEST STATES COOPERATIVES, a
                                       cooperative corporation formed under the laws of the State of Minnesota


                                       By:
                                           -------------------------------------
                                       Name: John Schmitz
                                       Title: Chief Financial Officer

                                       ADMINISTRATIVE AGENT:

                                       COBANK, ACB


                                       By:
                                           -------------------------------------
                                       Name: Greg Somerhalder
                                       Title: Vice President


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                                       SYNDICATION PARTIES:

                                       COBANK, ACB


                                       By:
                                           -------------------------------------
                                       Name: Greg Somerhalder
                                       Title: Vice President

                                       Contact Name: Greg Somerhalder
                                       Title: Vice President
                                       Address:   5500 South Quebec Street
                                                  Englewood, CO 80111
                                       Phone No.: 303/694-5838
                                       Fax No.: 303/694-5830

                                       Payment Instructions:
                                              CoBank, ACB
                                              ABA No.: 307088754
                                              Acct. Name: CoBank, ACB
                                              Account No.: 22274433
                                              Attn: Marshall Allen
                                              Reference: Cenex Harvest States


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